UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

LATAMGROWTH SPAC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2023

LatAmGrowth SPAC

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41246	98-1605340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pedregal 24 8th Floor Molino del Rey Mexico City, Mexico	11000
(Address of principal executive offices)	(Zip Code)

+52 55 9178 9015

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LATGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LATG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 28, 2023, LatAmGrowth SPAC, a Cayman Islands exempt company (“we”, “us”, “our”, or the “Company”), issued a press release announcing that extraordinary general meeting originally scheduled for September 21, 2023, which had previously been adjourned to September 28, 2023 (the “Extraordinary General Meeting”) is being adjourned to October 5, 2023. At the Extraordinary General Meeting, Company’s stockholders will be asked:

1.       to permit the Company to liquidate and wind up early by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association to (i) advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities from November 27, 2023 to the date after the Extraordinary General Meeting and (ii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company; and

2.       to approve, as a special resolution, Amendment No. 2 to the Trust Agreement to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the trust account established by the Trust Agreement prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company.

As a result of this change, the Extraordinary General Meeting will now be held at 2:00 p.m., Eastern Time, on October 5, 2023, exclusively via live webcast at the following address: https://www.cstproxy.com/latamgrowthspac/sm2023. Also as a result of this change, the date and time by which stockholders seeking to exercise redemption rights must tender their public shares physically or electronically and submit a request in writing that the Company redeem their public shares for cash to the Company’s transfer agent, Continental Stock Transfer & Trust Company, is being extended to 5:00 p.m., Eastern Time, on October 3, 2023.

About LatAmGrowth SPAC

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to focus its search on high growth companies in Latin America, including Brazil, as well as businesses in the United States that cater to the Hispanic community: (1) with significant technological advantages, and/or (2) that are well positioned to benefit from the favorable structural and secular trends of the emerging middle class.

Additional Information and Where to Find It

The definitive proxy statement has been mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Company with the SEC may be obtained free of charge by contacting Company at Pedregal 24, 8th Floor, Molino del Rey, 11000, Mexico City, Mexico. If you have questions about the proposals or if you need additional copies of the Proxy Statement you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800)662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: LATG.info@investor.morrowsodali.com

Participants in the Solicitation

Company and its sponsor, officers and directors may be deemed to be participants in the solicitation of proxies from Company stockholders. Information about Company’s sponsor, officers and directors and their ownership of Company ordinary shares is set forth in the proxy statement for Company’s Extraordinary General Meeting of Stockholders, which was filed with the SEC on August 30, 2023, and in Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 19, 2023. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which were filed by Company with the SEC.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extraordinary General Meeting shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated September 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LatAmGrowth SPAC

Date: September 28, 2023	By:	/s/ Gerard Cremoux
	Name:	Gerard Cremoux
	Title:	Chief Executive Officer, Chief Financial Officer and Director

Exhibit 99.1

FOR IMMEDIATE RELEASE

LatAmGrowth SPAC Announces Adjournment of Extraordinary General Meeting

New York, NY, September 28, 2023– LatAmGrowth SPAC (“we”, “us”, “our”, or the “Company”), today announced that the extraordinary general meeting originally scheduled for September 21, 2023, which had previously been adjourned to September 28, 2023 (the “Extraordinary General Meeting”) is being adjourned to October 5, 2023. At the Extraordinary General Meeting, Company’s stockholders will be asked:

1.       to permit the Company to liquidate and wind up early by approving, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association to (i) advance the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities from November 27, 2023 to the date after the Extraordinary General Meeting and (ii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company; and

2.       to approve, as a special resolution, Amendment No. 2 to the Trust Agreement to allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the trust account established by the Trust Agreement prior to redeeming the Public Shares in connection with the Extraordinary General Meeting in order to pay dissolution expenses of the Company.

As a result of this change, the Extraordinary General Meeting will now be held at 10:00 a.m., Eastern Time, on October 5, 2023, exclusively via live webcast at the following address: https://www.cstproxy.com/latamgrowthspac/sm2023.

The record date for the stockholders to vote at the Extraordinary General Meeting remains the close of business on August 22, 2023 (the “Record Date”). Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the Record Date can vote, even if they have subsequently sold their shares. In connection with the adjourned date, the Company has further extended the deadline for holders of the Company’s Class A ordinary issued in the Company’s initial public offering to submit their shares for redemption in connection with the Extraordinary General Meeting to 5:00 p.m. Eastern Time on October 3, 2023. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares.

About LatAmGrowth SPAC

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to focus its search on high growth companies in Latin America, including Brazil, as well as businesses in the United States that cater to the Hispanic community: (1) with significant technological advantages, and/or (2) that are well positioned to benefit from the favorable structural and secular trends of the emerging middle class.

Additional Information and Where to Find It

The definitive proxy statement has been mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Company with the SEC may be obtained free of charge by contacting Company at Pedregal 24, 8th Floor, Molino del Rey, 11000, Mexico City, Mexico. If you have questions about the proposals or if you need additional copies of the Proxy Statement you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800)662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: LATG.info@investor.morrowsodali.com

Participants in the Solicitation

Company and its sponsor, officers and directors may be deemed to be participants in the solicitation of proxies from Company stockholders. Information about Company’s sponsor, officers and directors and their ownership of Company ordinary shares is set forth in the proxy statement for Company’s Extraordinary General Meeting of Stockholders, which was filed with the SEC on August 30, 2023, and in Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 19, 2023. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which were filed by Company with the SEC.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extraordinary General Meeting shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Investors

LatAmGrowth SPAC

Gerard Cremoux

Chief Executive Officer & Chief Financial Officer

cremoux@latamg.com